                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                  __________________________________________

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 or 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                  __________________________________________


                      DATE OF REPORT:  OCTOBER 11, 1995

                  __________________________________________

                      HUNTINGTON BANCSHARES INCORPORATED
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 ___________________________________________


   Maryland                        0-2525                      31-0724920
----------------            ---------------------       -----------------------
(STATE OR OTHER             (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)
                  __________________________________________


                              Huntington Center
                             41 South High Street
                             Columbus, Ohio 43287
                                (614) 480-8300
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                     INCLUDING AREA CODE OF REGISTRANT'S
                         PRINCIPAL EXECUTIVE OFFICES)


                  __________________________________________
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ITEM  5.  OTHER EVENTS.

         On October 11, 1995, Huntington Bancshares Incorporated issued a news release announcing its earnings for the third quarter ended September 30, 1995. The information contained in the news release, which is attached as an exhibit to this report, is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (c)  Exhibits.

                 Exhibit 99 -- News release of Huntington Bancshares
                               Incorporated, dated October 11, 1995.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HUNTINGTON BANCSHARES INCORPORATED


Date:    October 12, 1995                  By:    /s/ John D. Van Fleet
                                              ---------------------------------
                                                  John D. Van Fleet
                                                  Senior Vice President and
                                                  Corporate Controller